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EX.99.105

    OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	DEBTOR IN POSSESSION OPERATING REPORT
SUPERIOR NATIONAL INSURANCE GROUP	REPORT NUMBER 16	Page 1 of 3
FOR THE PERIOD FROM: 01-Jul-01
DEBTOR	TO: 31-Jul-01

CHAPTER 11 CASE NO. SV00-14099-GM

1. Profit and Loss Statement	Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales
Less Sales Returns and Discounts
Net Sales
Less: Cost of Goods Sold
Beginning Inventory at Cost
Add: Purchases
Less: Ending Inventory at Cost
Cost of Goods Sold
Gross Profit
Other Operating Revenue (Specify)
Less: Operating Expenses
Officer Compensation
Salaries & Wages - Other Employees
Total Salaries & Wages
Employee Benefits
Payroll Taxes
Real Estate Taxes
Federal and State Income Taxes
Total Taxes
Rent and Lease Exp. (Real and Personal Property)
Interest Expense (Mortgage, Loan, etc.)
Insurance
Automobile Expense
Utilities (Gas, Electric, Water, Telephone, etc.)
Depreciation and Amortization
Repairs and Maintenance
Advertising
Supplies, Office Expenses, Photocopies, etc.
Bad Debts
Miscellaneous Operating Expenses (Specify)
Total Operating Expenses
Net Gain/(Loss) from Business Operations
B. Not Related to Business Operations
Income:
Interest Income
Other Non-Operating Revenues (Specify)
Gross Proceeds on Sale of Assets
Less: Original Cost of Assets plus Expenses of Sale
Net Gain/(Loss) on Sale of Assets
Total Non-Operating Income
Expenses Not Related to Business Operations:
Legal and Professional Fees
Other Non-Operating Revenues (Specify)
Total Non-Operating Expenses
NET INCOME /(LOSS) FOR PERIOD

Revised April 1989	OPERATING REPORT	UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 16

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31 - 60 days	$0	$0
Overdue	61 - 90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91 - 120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

4. Tax Liability:

Gross Payroll Expense For Period	$511,907
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid*	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	7/15/01 & 7/31/01	$144,822	0
State Payroll and Withholding Taxes	7/15/01 & 7/31/01	$31,785	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

  ALL PAYROLL TAXES PAID BY ADP

  •
  Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 16

6. Questions:

  A.
  Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

  / / : Yes  Explain: ____________________________________

  /x/ : No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

  / / : Yes  Explain: ____________________________________

  /x/ : No

7. Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing
6/30/2001	$960,237.00	$3,750.00	7/26/2001	$3,750.00	1162	$0.00

I, Alex Corbett — Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 9/11/2001	Signed:	/s/ ALEX CORBETT

SCHEDULE A

SNIG, BIG, SNIA and SNIS
Schedule of Operations
One Month ended July 31, 2001
[Bankruptcy filed April 26, 2001]
[unaudited]

(in thousands)
Consolidated Total
SNIG	BIG	SNIA	SNIS	Elimination
Revenues:
Commission income	$—	$—	$—	$(20)	$—	$(20)
Net investment income	5	4	2	44	—	55

Total Revenues	5	4	2	24	—	35

Expenses:
Interest expense	836	—	—	—	—	836
Bad debt expense	—	—	—	(A)	(30)	(A)	—	(30)
General and administrative
Other	(480)	—	187	873	—	580

Total Expenses	356	—	187	843	—	1,386

Income (loss) before income taxes and preferred securities dividends and accretion	(351)	4	(185)	(819)	—	(1,351)
Income tax (benefit) expense	—	—	—	—	—	—

Income (loss) before preferred securities dividends and accretion	(351)	4	(185)	(819)	—	(1,351)
Preferred securities dividends and accretion	(1,143)	—	—	—	—	(1,143)
Expenses not related to business operations:
Legal and Professional Fees	(478)	(1)	—	—	—	(479)
Other non-operating expenses	(4)	—	(1)	(8)	—	(13)

(1,976)	3	(186)	(827)	—	(2,986)
Equity in net income (loss) from subsidiaries	(1,009)	(1,012)	—	—	2,022	1

Net (Loss) Income	$(2,985)	$(1,009)	$(186)	$(827)	$2,022	$(2,985)

(A)
Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of July 31, 2001

Superior National Insurance Group
	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	929,779	—		—	699,561
Overdue 31 - 60 days	71,854	—		—	69,804
Overdue 61 - 90 days	—	—		—	83,088
Overdue 91 - 120 days	—	—		—	56,674
Overdue 121 + days	1,126,243	144,553		5,237,080	1,252,116	(D)

Total	$2,127,876	$144,553	[A]	$5,237,080	$2,161,244

Business Insurance Group
	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	—	—		—	—
Overdue 31 - 60 days	—	—		—	—
Overdue 61 - 90 days	—	—		—	—
Overdue 91 - 120 days	—	—		—	—
Overdue 121 + days	—	601,265		22,000	20,200,934	(D)

Total	$—	$601,265		$22,000	$20,200,934

Superior National Insurance Services
	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	202,438	12,882		566,733	2,811
Overdue 31 - 60 days	3,167	0		0	885
Overdue 61 - 90 days	—	108,038		(0)	885
Overdue 91 - 120 days	6,275	52,553		(0)	885
Overdue 121 + days	835,826	12,061,362		0	736,602

Total	$1,047,705	$12,234,836	[B]	$566,733	$742,069

Superior National Insurance Administrators
	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	78,755	—		135,639	—
Overdue 31 - 60 days	—	—		70,690	—
Overdue 61 - 90 days	—	—		83,974	—
Overdue 91 - 120 days	(0)	—		57,560	—
Overdue 121 + days	89,789	6,385,900		1,638,654	98,383

Total	$168,543	$6,385,900	[C]	$1,986,517	$98,383

Consolidated
	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	1,210,972	12,882		702,373	702,373
Overdue 31 - 60 days	75,020	0		70,690	70,690
Overdue 61 - 90 days	—	108,038		83,974	83,974
Overdue 91 - 120 days	6,275	52,553		57,560	57,559
Overdue 121 + days	2,051,857	19,193,080		6,897,735	22,288,035

Total	$3,344,124	$19,366,554		$7,812,331	$23,202,631

[A]
Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B]
Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C]
Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[D]
Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
JULY 31, 2001

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment
Creditor/Lessor			Next Payment Due	Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment
Creditor/Lessor			Next Payment Due	Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment
Creditor/Lessor			Next Payment Due	Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment
Creditor/Lessor			Next Payment Due	Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SCHEDULE D

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession
Insurance Coverage
As of July 31, 2001

State	Carrier	Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Arizona	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	12-Jul-02	12-Jul-02
California	State Compensation Insurance Fund	Hogan Insurance	Statutory	01-Jun-02	01-Aug-01
Colorado	Pinnacol Assurance	Di Buduo & De Fendis	Statutory	01-Jun-02	01-Jun-02
Illinois	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	12-Jul-02	12-Jul-02
Kansas	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	11-Aug-02	11-Aug-02
Missouri	Travelers Property & Casualty	Di Buduo & De Fendis	Statutory	02-Jun-02	02-Jun-02
New Jersey	Granite State Insurance Company	Di Buduo & De Fendis	Statutory	02-Jun-02	02-Jun-02
New York	The State Insurance Fund (N.Y.)	Hogan Insurance	Statutory	01-Jun-02	01-Jun-02
Oklahoma	State Insurance Fund	IRAA	Statutory	15-Nov-01	15-Nov-01
Pennsylvania	State Workrmens' Insurance Fund	Di Buduo & De Fendis	Statutory	03-Jun-02	03-Jun-02
Texas	Texas W/C Insurance Fund	Hogan Insurance	Statutory	18-Jul-02	18-Jul-02
Virginia	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	11-Aug-02	11-Aug-02

Note 1: The polices for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: A Virginia employee was added to the Kansas policy

Note 4: The AZ, ILL policy was renewed and the AR & GA states were removed

Note 5: New York was added back in June.

July 31, 2001					Schedule E
Company	Agent	Type of Insurance	Amount of Coverage	Policy Exp. Date	Premium paid thru date
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Commercial General Liability Package
		General Liability	$1 million per occurrence $2 million aggregate	11/13/2001	11/13/2001
		Advertising Injury	excluded
		Employee Benefit Liability	$1 million per claim $1 million aggregate
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Automobile (non-owned)
		Liability	$1 million	11/13/2001	11/13/2001
		Physical Damage/Comp/Collision	$30,000 $100 deductible comp/ $250 collision
SNIG, BIG, SNIS, & SNIA	Carpenter Moore	Directors & Officers (run-off)
		Reliance	$5,000,000	05/01/2003	05/01/2003
		Lloyd's of London	$5,000,000 xs $5,000,000
		Gulf Insurance Company	$10,000,000 xs $10,000,000
		Executive Risk Indeminity	$10,000,000 xs $20,000,000
		Philadelphia Indemnity	$10,000,000 xs $30,000,000
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Employer Practice Liability (run off) Extended reporting period	$1 million per loss & in the aggregate	12/10/2001	12/10/2001
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Employer Practice Liability	$1 million per loss & in the aggregate	01/15/2002	01/15/2002
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Fiduciary Liability (run off)	$5 million per loss & in the aggregate	12/10/2001	12/10/2001
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Commercial Umbrella Evanston Insurance Company	$10 million per occurrence $10 million aggregate	11/13/2001	11/13/2001
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Excess Liability	$10 million per occurrence $10 million aggregate	11/13/2001	11/13/2001
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Accident Policy (Life/Travel) AIG	$1 million to $3 million (depends on rank of officer)	01/15/2002	01/15/2002
SNIG, BIG, SNIS, & SNIA	Andreini & Co	Accident Policy (Trip/Travel) Hartford	$500,000 $1.5 million aggregate (all full-time employees)	12/31/2001	12/31/2001
SNTL CORP & Sub's	Hogan Insurance	Professional Liability Indian Harbor Insurance	$1 million per occurrence $1 million aggregate (all full-time employees)	10/08/2001	10/08/2001
BIG only	DiBudio & DeFendis	Professional Liability Run Off BIG companies only/acts b/f 12-10-99 *$500,000 deductible	$10 million per loss & in the aggregate	12/10/2004	12/10/2004

SCHEDULE F
July 31, 2001

SNIG, BIG, SNIS, SNIA

Name of Professional	Type Professional	Post-Petition Unpaid Total
Paul, Weiss, Rifkind, Wharton & Garrison	Legal fees	$60,408	Note C
Latham & Watkins	Counsel for Official Committee of Unsecured Creditors	$190,700	Note C
Steve Eldrige	Tax consulting	$1,572
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special litigation counsel	$653,424	Note C
Tharpe & Howell	Legal fees	$2,505
Mannat Phelps	Legal fees	$22,383
KPMG Peat Marwick	Audit & consulting fees	$196,868	Note C
Christopher Maisel	Facilitator fees	$—	Note A
Riordan & McKinzie	Corporate counsel	$139,296	Note B & C
Pachulski, Stang, Ziehl, Young & Jones LLP	General bankruptcy counsel	$431,109	Note C

Note A—Fees & expenses from 3/1/01 to 7/31/01 are unknown.

Note B—SNIG has a retainer with Riordan & McKinzie. Retainer balance as of 7/31/01 is $760,419.

Note C—Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court.

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SNIG, BIG, SNIA and SNIS Schedule of Operations One Month ended July 31, 2001 [Bankruptcy filed April 26, 2001] [unaudited]